UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 27, 2020

GENESCO INC.
(Exact name of registrant as specified in its charter)

Tennessee	1-3083		62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1415 Murfreesboro Road	Nashville	Tennessee	37217-2895
(Address of Principal Executive Offices)			(Zip Code)

(615) 367-7000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In response to the current business environment as impacted by COVID-19, the Company is taking several precautionary measures and appropriately adjusting its operational needs, including a significant reduction of expense, capital and planned inventory receipts. As part of these measures, on March 25, 2020, we made the following decisions regarding temporary reduction of executive and Board of Directors compensation:

•
Our Chief Executive Officer, Mimi E. Vaughn, and a number of her direct reports will receive no salary (effective April 1, 2020) other than an amount covering benefits provided by the Company. The remainder of her direct reports will receive a 50% reduction in salary (effective April 1, 2020).

•	Our Executive Chairman, Robert J. Dennis, will receive no salary (effective April 1, 2020) under his Transition Agreement dated as of October 31, 2019.

•
Our Board of Directors will also temporarily forego their cash compensation (or stock in lieu of cash compensation) in support of the Company’s cost-cutting initiatives.

ITEM 8.01. OTHER EVENTS.

On March 27, 2020, the Company reported the taking of certain additional proactive steps designed to mitigate the negative financial and operational impacts of the COVID-19 pandemic, including the following:

•
As previously disclosed in the Company’s Current Report on Form 8-K filed March 18, 2020, the Company temporarily closed all of its North American stores across its brands through March 28, 2020. The Company is now extending this closure until such time as the stores can be opened safely. Currently, customers can continue to shop online through the Company’s websites across all of the Company’s North American brands.

•
The Company is implementing furloughs for approximately 3,000 full-time store level employees in North America. The employees on furlough will not receive direct compensation from the Company but will continue to receive employee benefits, including medical, dental and vision benefits.

•
As previously disclosed in the Company’s Current Report on Form 8-K filed March 23, 2020, Schuh Limited temporarily closed all of its stores in the United Kingdom and Ireland. Schuh Limited has now temporarily closed its e-commerce business effective March 26, 2020. Schuh Limited is implementing furloughs for its approximately 3,500 store and distribution center employees under the United Kingdom Government’s program which reimburses 80% of salary costs for individuals not working due to the pandemic.

These changes will be reviewed based on future operating conditions and we will continue to take appropriate measures to address our changing needs. Although it is difficult to reasonably determine the current impacts of the COVID-19 pandemic at this time, the Company expects the ongoing, global economic impact from the COVID-19 pandemic to have an adverse impact on its financial condition and results of operations. Accordingly, we will continue attempting to take all reasonable steps, including cost reduction measures, to mitigate the impact of the COVID-19 pandemic.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements, including those regarding the performance outlook for the Company and its individual and all other statements not addressing solely historical facts or present conditions. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to estimates and projections reflected in forward-looking statements, including risks related to public health and safety events, including, for example, the novel coronavirus (“COVID-19”) outbreak which began in 2019; our ability to reduce costs in connection with COVID-19; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the timing and amount of any share repurchases by the Company; the imposition of tariffs on products imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of weakness in the U.K. market; the effectiveness of the Company's omnichannel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company's markets; weakness in shopping mall traffic; risks related to the potential for terrorist events; changes in buying patterns by significant wholesale customers; the Company's ability to continue to complete and integrate acquisitions, expand its business and diversify its product base; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor of certain leases; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences from expectations include the ability to open additional retail stores and to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to eliminate stranded costs associated with dispositions; the Company’s ability to realize anticipated cost savings, including rent savings; deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company's shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; uncertainty regarding the expected phase out of the London Interbank Offered Rate; and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the "Risk Factors," "Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of, and elsewhere in, our SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via our website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco's ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits
The following exhibit is furnished herewith:

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: March 27, 2020	By:	/s/ Mel Tucker
	Name:	Mel Tucker
	Title:	Senior Vice President and Chief Financial Officer